UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2005
___________

LANDAMERICA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-13990 (Commission File Number)	54-1589611 (I.R.S. Employer Identification No.)

101 Gateway Centre Parkway Richmond, Virginia (Address of principal executive offices)	23235-5153 (Zip Code)

Registrant’s telephone number, including area code: (804) 267-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

LandAmerica Financial Group, Inc. (the “Company”) issued a press release on October 26, 2005 reporting its financial results for the quarter ended September 30, 2005. The press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Item 8.01. Other Events.

The press release issued by the Company on October 26, 2005 announcing the Board of Directors of the Company has approved a program to purchase between now and the end of July, 2007 up to 1.25 million shares of its outstanding common stock is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 26, 2005 relating to the Company’s earnings.

99.2	Press Release dated October 26, 2005 relating to the Company’s share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.
(Registrant)

Date: October 26, 2005	By: /s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Senior Vice President & Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 26, 2005 relating to the Company’s earnings.

99.2	Press Release dated October 26, 2005 relating to the Company’s share repurchase program.